November 2015 PRABHAVATHI FERNANDES, PhD President and CEO Developing Well-Differentiated Antibiotics CORPORATE PRESENTATION Exhibit 99.1

Forward Looking Statement This presentation contains forward-looking statements regarding future events. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: risks related to the costs, sources of funding, timing, regulatory review and results of our studies and clinical trials and those of our strategic partners; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our ability to commercialize and launch whether on our own or with a strategic partner any product that receives regulatory approval; our anticipated capital expenditures and our estimates regarding our capital requirements; our and our strategic partners’ ability to obtain FDA and foreign regulatory approval of our product candidates; our dependence on the success of solithromycin and TAKSTA; the unpredictability of the size of the markets for, and market acceptance of, any of our products, including solithromycin and TAKSTA; our ability to produce and sell any approved products and the price we are able to realize for those products; our ability to retain and hire necessary employees and to staff our operations appropriately; the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties; our ability to compete in our industry; innovation by our competitors; and our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business. Please refer to the documents that we file from time to time with the Securities and Exchange Commission. [ ]

TAKSTA FUSIDIC ACID Chronic Bone and Joint Infections Oral ABSSSI Oral NON-ANTIBIOTIC MACROLIDE Diabetic Gastroparesis and GERD Cempra’s Late Stage Portfolio PRODUCT CANDIDATE INDICATION FORMULATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3 SOLITHROMYCIN Community Acquired Bacterial Pneumonia (CABP) Oral Completed IV-to-Oral Completed Pediatric: Capsule/Suspension/IV Biodefense Use Oral/Suspension Urethritis/Gonorrhea Oral Anti-Inflammatory/NASH Oral Anti-Inflammatory/COPD Oral NDA /MAA submission Ongoing NDA /MAA submission Ongoing [ ]

Large Macrolide Market Opportunity US COMMUNITY ANTIBIOTIC RXs Total = 264 M in 2013a Macrolides (62M) Other Antibacterials (28M) Tetracyclines/ Aminoglycosides (21M) Fluoroquinolones (36M) Cephalosporins (39M) Beta-lactams (79M) Source:a IMS Health (Retail) AMR Hospital Data (Inpatient) b 2013 IMS New Prescription Audit Leading Macrolide 51M Rx’s in US in 2013b Most Widely Prescribed Treatment for CABP / RTIs (Respiratory Tract Infections): Broad Spectrum of Activity Good Safety Excellent Tissue / Intracellular Distribution Anti-Inflammatory Activity >60% OF RTI MARKET Azithromycin [ ]

Community Acquired Bacterial Pneumonia (CABP) Most serious indication addressing the respiratory market [ ]

IDSA / ATS CABP Guidelines Healthy Outpatient Outpatient at Risk of DRSP* Inpatient Non-ICU Inpatient ICU† Macrolide Or Doxycycline Respiratory Fluoroquinolone Or Beta-lactam plus Macrolide Beta-lactam‡ plus Macrolide Or Respiratory Fluoroquinolone Or Tigecycline Beta-lactam plus Azithromycin Or Beta-lactam plus Fluoroquinolone * Drug Resistant S. pneumoniae - Recent antimicrobials; comorbidities; Includes healthy patients in regions with high rates of macrolide resistance †Treatment of Pseudomonas or MRSA is the main reason to modify standard therapy for ICU ‡ Ceftriaxone, cefotaxime, amp/sulbactam, ertapenem, ceftaroline (from CMS list) Mandell L, et al. Clin Infect Dis. 2007;44(Suppl 2):S27-S72; CMS list of antimicrobials. [ ]

Current CABP Therapies Have Use-Limiting Formulations and Safety Issues

2 Primary Options

1 **Cephalosporin**
(e.g. Ceftriaxone)

+

Macrolide
(e.g. Azithromycin)

2 **Fluoroquinolone**
(e.g., Levofloxacin, Moxifloxacin)

IDSA / ATS Recommends Broad Spectrum, Empiric Coverage

Issues

NO ORAL OPTION

- Requires IV Ceftriaxone AND **Hospitalization** →
- No Oral Switch Therapy Replacement

Hospitalization Issues

- Hospitalized CABP High Mortality Rate[1]
- Hospital-Acquired Infections Costs and Hazards [2]

SAFETY CONCERNS

- Treatment Failures from Resistant Strain Selection
- Kill Bowel Flora – Increased frequency of *C. difficile* Colitis
- Tendonitis, Achilles Tendon Rupture, Hepatotoxicity and Peripheral Neuritis, Retinal Detachment
- Not Approved for Use in Pediatrics
- No Longer Used in Several Countries

1 Freeman, MK. US Pharmacist. July 1, 2013
2 Magill, SS. And CDC and Emory Authors. NEJM 2014. 1198-1208, 2014

[7]
cempra

Community Acquired Bacterial Pneumonia: Prevalent, Deadly and Growing Prevalent and Deadly Growing Appropriate Empiric Therapy Critical for Positive Outcomes Multiple Pathogens (Pneumococcus Most Frequent) 1 Freeman, MK. CABP: A Primer for Pharmacists: US Pharmacist July 1, 2013 2 Xu, et al. Deaths: Final Data for 2007. Natl Vital Stat Rep. 2010;58:1-51. 3 Source: 2011 HCUP, ARHQ.gov 5-10M Cases Annually 1.1M Patients Hospitalized #1 Cause of Death from an Infection 1 More Deaths from Pneumococcal Infections in US than Breast or Prostate Cancer 2 Affects Young Children and the Old Disproportionately HOSPITAL DISCHARGES FOR PNEUMONIA 3 [ ]

Resistance Drives Need for New Macrolide


% Resistance
AZITHROMYCIN
SOLITHROMYCIN*
China**
96.4%
70.5%*
44.0%***
28.0%*
0%
0%
0%
Europe
North America
Asia
Europe
North America
Asia

	Azithromycin Europe	Azithromycin North America	Azithromycin Asia	Solithromycin Europe	Solithromycin North America	Solithromycin Asia
MIC 90% (µg/mL)	>1	>1	>1	0.06	0.25	0.5

* Morrissey, I. ECCMID 2014. Abstr. P1584
** Kim,SH , AAC, 2012 , 56: 1418-1426
***Jones, RN.DMID 2013; 75:107-109.

[9]

cempra

AZ and Levo comprise majority of retail CABP Rx Source: 2013 IMS NPA and NDTI 2009 2010 2011 2012 2013 Scripts (MM) 8.3 8.7 8.5 9.5 9.5 Retail Levofloxacin Use increasing for CABP and Bronchitis CABP 16.0% 18.5% 21.7% 25.0% 25.1% Bronchitis 16.7% 16.7% 15.5% 17.2% 21.2% Retail Product Detail 2013 [ ]

Hospital Drug Usage by Days of Therapy Combo Therapy AZ, Ceft or Monotherapy Levo Source: AMR Days of Therapy, 2H 2011 – 1H 2013 CABP Antibiotic Days of Therapy Use The US CABP hospital market is dominated by a few major players Ceftriaxone, Azithromycin, Levofloxacin and Zosyn make up ~65-70% of the CABP hospital days of therapy [ ]

Solithromycin: 4th Generation Macrolide - The First Fluoroketolide ERYTHROMYCIN CLARITHROMYCIN AZITHROMYCIN Currently Approved Macrolides = 3 Changes Made to Make Solithromycin SOLITHROMYCIN Interacts with Bacterial Ribosome at Three Sites – Resistance Rare and Could Only Occur If Mutations Occur at Three Distinct Sites [ ]

Solithromycin –
Spectrum of Activity That Addresses CABP Pathogens

Solithromycin Has Class-Leading Potency and Spectrum In Vitro Against CABP Pathogens

GRAM		ORGANISMS	SOLITHROMYCIN	AZITHROMYCIN	CEFTRIAXONE	LEVOFLOXACIN or MOXIFLOXACIN
Positive		*Streptococcus pneumoniae*	✓	✗	✓	✓
Negative		*Haemophilus influenzae*	✓	✓	✓	✓
Positive		*Staphylococcus aureus*	✓	✗	✓	✓
Atypical		*Legionella pneumophila*	✓	✓	✗	✓
Atypical		*Mycoplasma pneumoniae*	✓	✓ / ✗	✗	✓
Atypical		*Chlamydophila pneumoniae*	✓	✓	✗	✓

Azithromycin Monotherapy not used to Treat Moderate to Severe Pneumonia – Potency, Spectrum and Resistance Allow Use Only in Simpler Infections or Add-On To Ceftriaxone

[13]
cempra

Solithromycin - SOLITAIRE Phase 3 CABP Trials


Solitaire

SOLITAIRE-ORAL		SOLITAIRE-IV to Oral
• Blinded, Randomized 1:1, Global • Soli = 5 days; Avelox = 7 days	TRIAL DESIGN	• Blinded, Randomized 1:1, Global • 7 Days dosing for Soli and Avelox
Avelox (Moxifloxacin)	COMPARATOR	Avelox (Moxifloxacin)
860 (PORT II-50%, PORT III/IV-50%)	PATIENTS (CABP SEVERITY)	863 (PORT II-25%, PORT III-50%, IV-25%)
Early Response ITT (Non-Inferiority) Combined mITT (Non-Inferiority)	PRIMARY FDA ENDPOINT	Early Response ITT (Non-Inferiority) Combined mITT (Non-Inferiority)
Microbial ITT; Safety; SFU	SECONDARY FDA ENDPOINT	Microbial ITT; Safety; SFU
Top-Line Data Announced Jan 2015	STATUS	Top-Line Data Announced Oct 2015

1H 2016 NDA /EMA submissions expected to complete

[14]

cempra

Population SOLITHROMYCIN MOXIFLOXACIN Favors Moxifloxacin Favors Solithromycin Success Rate % Success Rate % Delta (CI) ECR-ITT  78.2 (333/426) 77.9 (338/434) +0.24 (-5.5, 6.1) ECR-PORT III/IV 75.9 (176/235) 74.98 (178/226) +1.04 (-7.6, 9.7) ECR- Age 65-74 75.3 (70/93) 73.0 (54/74) +2.30 (-12.3, 16.9) ECR- Age ≥ 75 83.9 (52/62) 69.8 (44/63) +14.03 (-2.1, 30.2) Solitaire-Oral Phase 3 Trial: ECR-ITT Results Sub-Grouped To Demonstrate Efficacy in Older Age Groups -12 -10 -8 -6 -4 -2 0 2 4 6 8 10 12 Treatment difference [ ]

Population SOLITHROMYCIN MOXIFLOXACIN Success Rate % Success Rate % Difference 95% CI ECR – ITT Population (1o objective) 79.3 79.7 -0.46 (-6.1, 5.2) ECR – mITT* Pooled P3 Studies (Co-1o objective) 77.2 78.9 -1.70 (-7.4, 4.2) Solitaire-IV Phase 3 Trial: Non-Inferiority for All FDA Primary Objectives Demonstrated * mITT: microbiological ITT population - patients in ITT population, in whom a pathogen was identified Population SOLITHROMYCIN Success Rate % MOXIFLOXACIN Success Rate % Difference 95% CI ECR – mITT* (2o objective) 80.3 79.1 1.26 (-8.1, 10.6) [ ]

Population SOLITHROMYCIN MOXIFLOXACIN Success Rate % Success Rate % Difference 95% CI SFU - ITT 84.6 88.6 -4.02 (-8.8, 0.8) SFU-ITT - PORT III/IV * 85.7 88.0 -2.32 (-7.8, 3.1) * EMA Primary Objective, and non-inferiority was demonstrated SFU-CE, All PORT (FDA) 87.6 92.8 -5.2 (-9.6, -0.8) SFU-CE, PORT III/IV (EMA) 88.0 92.3 -4.3 (-9.4, 0.008) * Success at SFU in the PORT III/IV CE Population in solithromycin patients is NI to moxifloxacin, if 5 (FDA) and 3 (EMA) patients with study drug interruption are censored in a modified-CE-SFU Population Solitaire-IV Phase 3 Trial: Secondary FDA Objective Success at SFU [ ]

Population SOLITAIRE-IV SOLITAIRE-Oral Success Rate % Success Rate % SFU-ITT (All PORTs) 84.6 84.5 SFU-ITT PORT II 81.1 85.9 SFU-ITT PORT III/IV 85.7 83.1 SFU-CE (All PORTs) 86.4 88.1 SFU-CE PORT II 84.4 88.4 SFU-CE PORT III/IV 87.1 87.8 Comparable Efficacy Rates in SOLITAIRE-IV and SOLITAIRE-Oral [ ]

Solitaire Trials: Treatment Emergent ALTs Solitaire – IV to Oral Solithromycin (N=432) Moxifloxacin (N=426) ALTs Grade 3 8.2% 3.4% Grade 4 0.7% 0.5% Solitaire – Oral Solithromycin (N=424) Moxifloxacin (N=432) ALTs Grade 3 4.6% 2.1% Grade 4 0.5% 1.2% Above solithromycin ALTs elevations were asymptomatic and reversible while on study drug or within study period No patient had solithromycin associated concomitant ALT and bilirubin increases- No patient met Hy’s law criteria Most antibiotics can cause ALT increases Dalbavancin (NDA 3/2014) ALT 3X ULN : 4.0% ALT 5X ULN : 0.9% ALT 10X ULN: 0.5% Ceftriaxone (Commonly used IV drug in CABP) ALT >3X ULN: 3.1% (From the Teflaro CABP NDA) Macrolide class effect on ALT: Azithromycin IV label: 4-6% ALT increases + 1-3% bilirubin increase [ ]

    Solithromycin 400 mg QD (800 mg first oral dosing day) (n=432) Moxifloxacin 400 mg QD (n=426) Diarrhea * 4.4% 5.9% Headache 3.5% 4.2% Nausea 3.2% 1.6% Hypokalemia 2.5% 2.1% Dizziness 2.5% 1.2% Insomnia 2.1% 1.2% Hypertension 1.2% 2.1% Solitaire-IV Phase 3 Trial: Non-infusion-related Treatment Emergent Adverse Events (>2%) * Not included in the diarrhea definition is 1 patient with C. difficile associated diarrhea, who received moxifloxacin (2 patients on moxifloxacin in the Oral study also had C. difficile colitis) [ ]

9 drop outs on solithromycin and none on moxifloxacin related to infusion site reactions 31.3% solithromycin patients and 5.2% moxifloxacin patients had some infusion related pain Solithromycin: 433 Patients received 1618 infusions and moxifloxacin: 425 Patients received 1697 infusions 95 (22%) solithromycin patients received 7 days of IV doses and 181 (42%) received 4 or more infusions Infusion Related Events - Comparable Number of IV Infusions for Soli and Moxi [ ]

    Solithromycin 400 mg QD (800 mg first oral dosing day) (n=432) Moxifloxacin 400 mg QD (n=426) Premature Discontinuation of Study Drug due to other AEs – not related to local infusion site reactions 2.5% 3.6% Cardiac (Atrial fibrillation, cardiac arrest) 0.5% 1.2% Allergic events 0.5% 1.2% Pulmonary (Respiratory failure, TB, Empyema) 0.5% 0.7% Other infection (sepsis, pyelonephritis) 0.2% 0.5% Neurological (dizziness, agitation) 0.5% 0% Pregnancy test – false positive 0.2% 0% Solitaire-IV Phase 3 Trial: Reasons for Discontinuation of Study Drug [ ]

Oral - FDA and EMA Primary and Secondary Objectives and Endpoints Were Met IV - Primary and Secondary Objectives and Endpoints were met, except: One endpoint, secondary for the FDA and co-primary for the EMA The CE Endpoint was a narrow miss of a - 0.4% CI margin (EMA) that we believe can be explained by a study drug distribution problem Solitaire FDA and EMA Submissions: Conclusion We believe we have a strong data package for submission to the FDA and the EMA for Solithromycin Oral and IV formulations for CABP This is the first antibiotic that has been shown to be non-inferior to a fluoroquinolone in CABP Rolling NDA - Fast Track and Priority review (QIDPs) designations received from FDA NDA and EMA submissions are expected to be completed by the end of 1H 2016 [ ]

Solithromycin May Have Potential In a Broad Range of Indications Special Populations BARDA Funded Biodefense BARDA Funded Sexually Transmitted Diseases GI & Others Ophthalmic CABP Primary Indication RESPIRATORY TRACT INFECTIONS (RTI) Hospital-Acquired Pneumonia, Simple RTIs such as Pharyngitis, Sinusitis, Bronchitis, Acute Exacerbation of Chronic Bronchitis (AECB) ANTIBACTERIAL AND ANTI-INFLAMMATORY COPD, Cystic Fibrosis, Panbronchiolitis, NASH PEDIATRICS AND PREGNANCY No Pediatric Drug with Broad Potential in Development Infections in Pregnancy – Neonatal Sepsis Infections in Utero – Premature, Cerebral Palsy, Autism MULTIPLE UNIDENTIFIED PATHOGENS Anthrax, Tularemia GENITAL INFECTIONS (GONORRHEA AND CHLAMYDIA) Major Public Health Crisis – Multi Drug Resistance, No Oral Therapy OTHER INFECTIONS Helicobacter Gastritis, Tick and Insect Borne Diseases etc. [ ]

Solithromycin Phase 3 Trial: Gonorrhea

BACKGROUND / RATIONALE

- Gonorrhea: World's 2nd Most Common Communicable Disease: 800K US; 500M Globally/Year
- Drug Resistant Gonorrhea Considered Urgent Public Health Issue: CDC "Emergency Need"
- Current Intramuscular-Only Treatment Precludes "Brown Bag" Treatment of Partners

Solithromycin Was 100% Effective in All Culture-Proven Cases of Gonorrhea in a Phase 2 Trial

INDICATION	FORMULATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Urethritis / Gonorrhea	Oral				

TRIAL DESIGN	Single Dose of Solithromycin (1000 mg Oral)
COMPARATOR	Ceftriaxone 500 mg Intramuscular Injection + Azithromycin 1000 mg Oral
PATIENTS (n)	300 Patients with Gonorrhea (with or without Chlamydia)
PRIMARY ENDPOINT	Culture Negative at 7 Days (TOC)
SECONDARY ENDPOINT	Eradication of Gonorrhea and Chlamydia, and Safety and Tolerability
STATUS	NDA Expected to Be Submitted After CABP NDA

1 Unemo, M. Antimicrob. Agents Chemother 2012, 56: 1273-1280

[25]
cempra

First antibiotic in over 2 decades being developed for use intravenously or orally as a capsule or as a suspension formulation – dosing flexibility Clinical development for Pediatric Use Enrollment in Phase 1b is proceeding well. Ages 0-17 being enrolled Phase 2/3 – pivotal trial is expected to initiate in Dec 2015 – Mostly funded by BARDA ~ 55MM pediatric antibiotic prescriptions annually in the US for all indications* ~ 23% were for azithromycin* Source: http://pediatrics.aappublications.org/content/130/1/23.full.pdf+html [ ]

Chronic Obstructive Pulmonary Disease (COPD) COPD is a leading cause of morbidity and mortality in the USA - requiring chronic therapy and acute exacerbations lead to frequent hospitalizations ~13 MM US adults are diagnosed with COPD*; and 10MM chronic bronchitis* Most guidelines recommend antibiotic regimens for moderate to severe exacerbations likely caused by bacterial infection. Macrolides are used chronically in COPD for Anti-inflammatory Effects (Alberts and COPD network. NEJM Azithromycin for prevention of exacerbation of COPD: NEJM 2011, 365: 189-698) ; *American Lung Association fact Sheet, May 2014. ** Global Initiative for Chronic Obstructive Lung Disease . Global strategy for diagnosis, management, and prevention of COPD (http://www.goldcopd.org/guidelines-global-strategy-for -diagnosis-management.html). Solithromycin has strong anti-inflammatory activity in addition to antibacterial properties In the Solitaire Oral Phase 3 trial, Solithromycin demonstrated greatest efficacy relative to Moxifloxacin in the elderly and among patients with history of COPD or asthma Phase 2 study in COPD initiated - 3Q 2015 [ ]

Plans for Solithromycin Commercialization PRE- LAUNCH Disease Awareness Campaign Profile Key Accounts and Influencers Segmentation to Prioritize Opportunity Medical Education Continue to Build Brand Awareness Promotional Campaign Aligned to New Indications Expanded Physician Specialty Reach EXPANDED RTIs and OTHER INDICATIONS Partnerships / Direct to: ER Docs / Hospitalists / Pulmonologists ID Specialists Pharmacists GPs in Urgent Care Targeted Sales Team Can Address High Volume Prescribers Hospital and Managed Care Formulary Plans Med Ed Campaign CABP LAUNCH [ ]

Physicians See Significant Value in Solithromycin’s Target Profile Source: Trinity quantitative market research with n=40 IDs and n=40 PCPs Solithromycin’s Improvement over Currently Available Products for CABP Solithromycin’s Usefulness for Treating CABP [ ]

A very small group (4%) writes a disproportionate share of AZ and LEVO CABP prescriptions (40%) 4% of Prescribers (34,927) Out of a total of 803,717 40% of AZ/LEVO CABP TRxs PRESCRIBE SOURCE: IMS Deciler Prescriber Level Data, Time Period: Moving Annual Total (MAT) FEB 2015. Market Definition: Azithromycin and Levofloxacin. Excluded Specialties: Gastroenterology, Urology, Dentistry, Pediatrics, Obstetrics, Gynecology. [ ]

AZ and LEVO CABP prescribers by decile Distribution of Prescribers by Decile 10,865 34,927 78,007 160,755 20% 40% 60% 80% 4% of prescribers (35k) write 40% of azithromycin and levofloxacin CABP volume % of Rx # of Prescribers SOURCE: IMS Deciler Prescriber Level Data, Time Period: MAT FEB 2015. Market Definition: Azithromycin and Levofloxacin. Excluded Specialties: Gastroenterology, Urology, Dentistry, Pediatrics, Obstetrics, Gynecology. [ ]

Cempra Believes It Can Successfully Launch Solithromycin There is a recognized urgent need for a new antibiotic with solithromycin’s profile IV/PO formulations allow for inpatient and, importantly, outpatient focus at launch A select group of providers write a disproportionate share of AZ and LEVO CABP prescriptions - Solithromycin is not a chronic PPI, statin, that requires thousands of sales representatives Acute CABP prescriptions are not actively managed by 3rd party payors Cempra window to own 100% share of voice of the branded antibiotic CABP market is a unique opportunity Based on previous product launches in the CABP category we expect the price to be in the hundreds of dollars and not in the thousands - we expect to be a favorable formulary tier with reasonable patient co-pays [ ]

Broad IP Protection with Long Patent Runway Polymorph Patent to 2032 New Chemical Entity (NCE) to 2025 Patent Term Extensions for CABP (Primary Indication) will be Requested SOLITHROMYCIN [ ]

To be Available in ALL DOSE FORMULATIONS IV, Oral, Suspension v ALL AGES Newborn Through Geriatric v MONOTHERAPY Good Stewardship v MANY INDICATIONS Affecting MANY PATIENTS Community and Hospital v Solithromycin: Potential Makings of a Successful Antibiotic SAFE and EFFECTIVE [ ]

An ORAL Antibiotic for MRSA Infections Being Developed for ABSSSI and for CHRONIC Use in Bone and Joint Infections in the U.S. Taksta™ (Fusidic Acid) INDICATION FORMULATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3 TAKSTA FUSIDIC ACID Chronic Bone and Joint Infections Oral ABSSSI Oral [ ]

Taksta Highlights What is Taksta? Cempra’s Proprietary Fusidic Acid Dosing Regimen 40 Years of Safety and Efficacy in Acute and Chronic Oral Use in Staph Infections (Including MRSA) Ex-U.S. Unique Structure, No Known Cross Resistance with Any Other Antibiotic CLINICAL TRIALS Well Tolerated in ABSSSI Phase 2 Study; No Resistance Observed Phase 2 PJI Study Data Reported Phase 3 study for ABSSSI and exploratory refractory BJI study – Expect both to initiate by EOY 2015 REGULATORY QIDP granted for ABSSSI – Exclusivity and priority review Orphan Drug Designation for PJI Granted by FDA (Oct. 2013) Request pending for Orphan Designation for refractory BJI [ ]

Significant Need for Refractory Bone and Joint Infection (BJI) Treatment

The Need


L



- Total Joint and Hardware Procedures – 3,286,000/Year [1, 2]
  - 200,000 Hip Replacements; 550,000 Knee Replacements in 2007 [3]
  - 1% of Hips and 2% of Knees Develop PJI's [3]
- Potential Use in Osteomyelitis, Septic Arthritis, and Diabetic Foot

Taksta™ Compassionate Use



BEFORE



AFTER (2 Weeks)

- Osteosarcoma Patient Scheduled for Amputation After All Other IV and Oral Antibiotics Failed
- Oral Taksta Showed Significant Healing After 2 Weeks
- Drug Well-Tolerated for Many Years

1 Life Science Intelligence market research report. U.S. Markets for Large Replacement Technologies in 2012. March, 2012.
2 Life Science Intelligence market research report. U.S. Markets for Small Joint Implants and Hardware for the Extremities. January, 2012.
3 Del Pozo J.L. & Patel R. NEJM 361: 787794, 2009

[37]

cempra

Strong IP Protection with Long Patent Runway Loading Dose Patent to 2029 (Plus Patent Term Extensions) 12 Years of Statutory Protections Possible (7 yrs Orphan Drug + 5 yrs GAIN) CEMPRA’S LOADING DOSE Concentration (mg/L) 0 25 50 75 100 125 150 0 24 48 72 96 120 Time (hrs) European Dosing EU Dose 500 mg dose Cempra dose 1200 mg Q12h Day followed by 600 mg Q12h TAKSTA [ ]

Projected Milestones 2015 4Q 15: Initiate rolling submission for Solithromycin NDAs 4Q 15: Complete enrollment of Solitaire-U trial for gonorrhea 4Q 15: Initiate Phase 3 ABSSSI trial for Taksta 4Q 15: Initiate exploratory trial for refractory BJI with Taksta 2016 1Q 16: Initiate global Phase 2/3 Pediatrics pivotal trial - mostly BARDA funding 1H 16: Complete Phase 1b - Pediatrics. All formulations 1H 16: Complete NDA submissions to FDA for Solithromycin Oral capsules and IV formulation 1H 16: Complete MAA submissions to EMA for Solithromycin Oral capsules and IV formulation EOY 16: Complete enrollment in Phase 2 NASH Trial EOY 16: Complete enrollment in Phase 2 COPD Trial [ ]

Finance CASH AND EQUIVALENTS 9/30/15 $182.0M LONG-TERM DEBT 9/30/15 $19.7M SHARES OUTSTANDING 9/30/15 44.0M [ ]

Proven Management Team

Prabhavathi Fernandes, PhD *President & CEO*	• Azactam (Aztreonam) • Biaxin (Clarithromycin) • Dificid (Fidaxomicin)	Abbott A Promise for Life; Bristol-Myers Squibb
Mark Hahn, CPA *CFO*	• IPO and M&A • Athenix-Bayer CropScience • Charles & Colvard (CTHR) • E&Y	Athenix
David Moore, MBA *CCO*	• Levaquin (Levofloxacin) • Topamax (Topiramate) • Ultram (Tramadol) • Nucynta (Tapentadol)	Johnson & Johnson; tranzyme pharma
Gary Horwith, MD *EVP Regulatory*	• *S. aureus* vaccine • Abelcet (Amphotericin B)	Wyeth; Sequella Incorporated
David Oldach, MD *Chief Medical Officer*	• Viread (Tenofovir) • Combinations Against HCV	GILEAD
David Pereira, PhD *SVP Chemistry*	• Injectable Penicillins • Dobutamine HCl Injection • Ranitidine Injection	Baxter; Catalent

[41]
cempra

Additional Information [ ]

Characteristics of Solithromycin Summarized Relative to Published Azithromycin Data ACTIVITY 4-16 Fold More Potent in vitro Active Against Azithromycin-resistant Strains Bactericidal for Many Pneumococcus Stronger Anti-inflammatory Effects PK Best Oral Bioavailability No Trailing Blood Levels Better Intracellular Activity Better Amniotic Fluid and Fetus Exposure DRUG STABILITY More Stable – No Cladinose in Solithromycin Ready to Use IV Bags in Development Ophthalmic Solutions Stable TOLERABILITY / SAFETY & EFFICACY Better Tolerated (Less Nausea) Safer – Negative QT, no Tinnitus. Monotherapy Solithromycin Is Being Developed as Oral Capsules, Pediatric Oral Suspension and Intravenous Formulations [ ]

Current Oral/IV CABP Treatments Macrolide (Azithromycin) – Preferred* Spectrum targeted to respiratory pathogens Excellent Tissue / Intracellular Distribution Anti-Inflammatory Activity Good Safety Not known to cause C. difficile colitis Fluoroquinolone – Not Preferred Effective but spectrum is too broad – kills intestinal bacteria Causes C. difficile colitis Tendonitis, Achilles Tendon Rupture QT – cardiac effects - moxifloxacin Retinal Detachment Not Approved for Use in Pediatrics No longer used for CABP in UK, Australia Azithromycin-resistance has driven the use of fluoroquinolones * But not used in monotherapy to treat moderate to severe pneumonia [ ]

Accepted Macrolide Class Effects Clinical effect Azithromycin (from package insert) Solithromycin (from clinical studies) ALT (liver enzymes) Yes Yes QT Yes No Tinnitus Yes No Pain on injection Yes Yes GI effects Yes Yes Solithromycin is a macrolide like azithromycin and has all the beneficial effects of a macrolide AND has activity against resistant strains Solithromycin is a macrolide and has some side effects common to all macrolides [ ]

Population SOLITHROMYCIN MOXIFLOXACIN Success Rate % Success Rate % Difference 95% CI SFU - CE 86.4 92.8 -6.32 (-10.8, -1.8) SFU-CE, PORT III/IV * 87.1 92.3 -5.19 (-10.4, 0.0) * Success at SFU in the PORT III/IV CE Population is an EMA Primary Objective, and non-inferiority was not demonstrated SFU-CE, All PORT (FDA) Censor 5 patients with Study Drug Interruption 87.6 92.8 -5.2 (-9.6, -0.08) SFU-CE, PORT III/IV (EMA) Scores, Censor 3 patients with Study Drug Interruption* 88.0 92.3 -4.3 (-9.4, 0.008) * Success at SFU in the PORT III/IV CE Population in solithromycin patients is NI to moxifloxacin, to show if five patients with study drug interruption are censored in a modified-CE-SFU Population Solitaire-IV Phase 3 Trial: Secondary FDA Objective, Success at SFU in CE Population, and by PORT II vs III/IV [ ]

Solitaire-IV – Patients who had ALT and/or AST elevations >5xULN Clearly shows normalization of ALT and AST values by the end of treatment or soon after treatment Days of Dosing * * * * * * * * IU/L ALT and AST increases are asymptomatic and transient with no concomitant increased bilirubin ALTs ASTs ALT and AST concentrations measured on days 0, 4 and 7 and day 12-17 (SFU) Upper normal limit [ ]

Chemical Differentiation from Ketek Telithromycin vs. Solithromycin 1,2,3-triazole ring = Improved stability Aminophenyl = No pyridine effect Increased potency Fluoro = Third ribosome binding site = Activity against resistant strains Pyridine= Nicotinic acetylcholine receptor antagonist – Visual, muscle and liver effect Imidazole= Metabolically unstable Less bioavailable drug [ ]

Mechanism of Telithromycin (Ketek) Liver Injury

Telithromycin's hepatic adverse events are not correlated with ALT or AST increases

Liver biopsy from patients with liver injury showed centrilobular necrosis and eosinophilic infiltration strongly suggestive of hypersensitivity type related liver injury

(FDA Briefing Package Anti-infective Drugs Advisory Committee, 2003)

Daniel Bertrand, Ph.D. has demonstrated that the alfa-7 nACH receptor is inhibited 98% by telithromycin

(Bertrand, D. AAC. 2010; 54:5399-5402)

Kevin Tracy, MD, and others have demonstrated conclusively the role of alfa-7 nACh ininhibiting cytokine release, such as TNF-α in the liver. Disrupting this autonomic response results in FAS activation and apoptotic cell death in the liver

(Wang, H. *et al*. Nature, 421: 384-388, 2003)

[49]

cempra

Telithromycin (Ketek):
Proposed mechanism for its side-effects- Biology Reflects Chemistry

Nicotine





Telithromycin

- Nicotine binds and activates nicotinic acetylcholine receptors in the eye, muscle, liver and brain
- Pyridine is an analog of nicotine and can act as an antagonist resulting in blocking the activity of these receptors
- Telithromycin has a pyridine ring and antagonizes nACh receptors

α3β4

α7


Brain
Parasympathetic control of inflammation by α-7 receptor of Vagus Nerve
Ach
Liver
Hepatocyte
NKT
Kupffer
Many causes of inflammation
TNF-α ↑
IL-6 ↑
Fas ↑
Inflammation ↑



α7 & α3β4



α3β2 & αβδε

Telithromycin inhibits receptors required for visual accommodation, muscle function and hepatic protection while solithromycin does not inhibit these receptors significantly

Bertrand, D. AAC. 2010; 54:5399-5402

[50]

cempra

Change in Heart Rate, SOLITAIRE-IV In patients with CABP (elderly, hypoxia, anemia, fever, baseline tachycardia) heart rates decline similarly with either therapy Mean Heart Rate by Day, Vital Signs Change in Mean Heart Rate by Day, Vital Signs [ ]

Infusion site AE’s were reported in 242 out of 1618 total solithromycin infusions - 15 % rate Reported AE severity: 12.6 % reported as mild 2.0 % reported as moderate 0.4 % reported as severe Infusion Pain Is a Macrolide Class Effect Azithromycin, older macrolides and many injectable antibiotics are associated with infusion site reactions Out of 9 drop outs: Four were PORT 2, had only 1 infusion and reported one mild reaction before discontinuing (who will be more likely to be treated orally), and 1 patient had 2 infusions. [ ]

Broad Hospital and Community RTI Indications for Macrolides





Respiratory Tract Infections (Including CABP)

HOSPITAL
Days of Therapy (2013) [a]


35
30
25
20
15
10
5
0
~29M Days
~6M Days
~420k Days
CABP
Bronchitis
Sinusitis

COMMUNITY
Rxs Written (2013)


40
35
30
25
20
15
10
5
0
~34M
~28M
~28M
~13M
~10M
Sinusitis
Otitis Media
Bronchitis
Pharyngitis
CABP

#1 RTI
for Hospital Days

Treatment Failure from Resistance to Generic Antibiotics[b]

← ↑ Hospitalizations

100M+ Rxs
(10x Hospital Volume)

[a] AMR Hospital Data, IMS NPA and NDTI
[b] Reynolds et al. Antimicrobial Resistance and Infection Control, 2014: 3:16

[53]
cempra

Regional US Macrolide Resistance of S. pneumoniae http://www.cddep.org/projects/resistance_map/macrolide_resistant_Streptococcus_pneumoniae By 2010, the entire eastern half of the country reported macrolide resistance levels over or very close to 50% NEW ENGLAND 47% SOUTH ATLANTIC 52% MID ATLANTIC 51% EAST NORTH CENTRAL 50% EAST SOUTH CENTRAL 44% WEST SOUTH CENTRAL 49% PACIFIC 30% MOUNTAIN 41% WEST NORTH CENTRAL 52% % Resistance [ ]

Emergency Department Data Pneumonia & Influenza Acute Respiratory Infections Total ED Visits 3.7MM 10.0MM ED Visits with Admission 2.1MM (56%) 0.5MM (5%) ED Discharges 1.6MM (44%) 9.6MM (95%) In 2012, there were 3.7MM pneumonia & influenza and 10MM acute respiratory infection ED visits; About half of pneumonia & influenza visits to the ED were admitted, whereas the vast majority of non-pneumonia visits were discharged home Source: HCUP (2012); Note: data likely does not capture 24-hour freestanding urgent care centers [ ]

Pricing \ Price will be decided based on the projected market penetration and the profile of IV and oral products Based on previous product launches in the CABP category we expect the price to be in the hundreds of dollars and not in the thousands There has been general acceptance of this strategy by Advisory boards with key Payors Using this strategy we expect to be a favorable formulary tier with reasonable patient co-pays Targeted to get utilization of the CABP prescriptions of levofloxacin and azithromycin and COPD, CF and other patients who truly need an antibiotic With data from 2 Phase 3 trials we are finalizing the Target Product Profile [ ]